Second Quarter 2016 Results August 2016

2 Safe Harbor This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

3 Second Quarter 2016 Highlights • Net income attributable to Pangaea Logistics Solutions was $0.1 million, compared to net income of $5.5 million in the second quarter of 2015 • Pro forma adjusted earnings per common share1 of $0.004 for 2016 compared to pro forma adjusted earnings per common share of $0.15 in the second quarter of 2015 • Adjusted EBITDA2 decreased to $4.3 million for 2016, compared with $10.3 million for the second quarter of 2015 • Cash flow from operations for the six months ended June 30, 2016 was $10.0 million, compared with $12.8 million for the first half of 2015 • At the end of the second quarter, Pangaea had $32.4 million in cash and cash equivalents • General and administrative expenses decreased 25% to $2.9 million from $3.9 million in the second quarter of 2015 1 Earnings per share represents total earnings allocated to common stock divided by the weighted average number of common shares outstanding. Pro Forma adjusted earnings per share represents adjusted total earnings allocated to common stock divided by the weighted average number of shares giving effect to the mergers as if they had been consummated as of January 1, 2014. See Reconciliation of Adjusted EBITDA and Pro Forma Adjusted Earnings Per Share. 2 Adjusted EBITDA is a non-GAAP measure and represents operating earnings before interest expense, income taxes, depreciation and amortization, and other non-operating income and/or expense, if any. 3 Gross margin percentage is a non-GAAP measure representing the ratio of total revenue less voyage, charter hire and vessel operating expenses, to total revenue.

4 Financial Performance - Trailing Four Quarters 1) Adjusted EBITDA is a non-GAAP measure and represents operating earnings before interest expense, income taxes, depreciation and amortization, and other non-operating income and/or expense, if any. 2) TCE is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts. $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 Q3-15 Q4-15 Q1-16 Q2-16 Adjusted EBITDA (1) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q3-15 Q4-15 Q1-16 Q2-16 TCE (2) $(6,000,000) $(5,000,000) $(4,000,000) $(3,000,000) $(2,000,000) $(1,000,000) $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 Q3-15 Q4-15 Q1-16 Q2-16 Net Income

5 • The Company’s unique ability to limit the impact of weak market rates on its operations by dynamically adjusting its fleet size. This a function of its flexible, cargo-focused, business model, which uses a mix of owned and chartered-in vessels. • Reduction in cost of bunkers consumed on voyages. Bunker prices were on average 19% lower in the second quarter of 2016 than in the second quarter of 2015. • General and administrative costs decreased 25% to $2.9 million from $3.9 million in 2015 as the Company continued its expense management measures while weakness in the overall shipping market continues. Drivers of Second Quarter 2016 Performance

6 Defensible Pillars of Profitability • Execution specialization: - Material cost savings & enhanced profit through granular operating knowledge & risk sensitive approach - Secured & defended by 200+ years of expertise & embedded relationships; key managers average 20 years in the industry • Backhaul specialization: - Generating profit from a cost center - Secured & defended by reputation, long-term contracts & repeat customers - Minimal ballast time • Ice-class specialization: - Capturing profit from limited supply of tonnage & lower costs - Secured & defended by expertise & ownership of specialized fleet - Own & operate a significant portion of the world’s 1A ice-class dry tonnage • Broader logistics solutions: - Design & implement loading & discharge efficiencies in critical ports - Expand markets & improve business terms for customers

7 Selected Income Statement Data 2016 2015 (unaudited) (unaudited) Revenues: Voyage revenue 53,548,976$ 60,902,796$ Charter revenue 3,412,729 4,199,976 56,961,705 65,102,772 Expenses: Voyage expense 26,766,724 28,129,297 Charter hire expense 15,041,229 15,195,199 Vessel operating expenses 7,904,828 7,116,502 General and administrative 2,935,950 3,916,119 Depreciation and amortization 3,528,596 3,271,238 Total expenses 56,177,327 58,106,243 Income from operations 784,378 6,996,529 Total other expense, net (150,383) (966,665) Net income 633,995 6,029,864 Income attributable to noncontrolling interests (504,361) (569,227) Net income attributable to Pangaea Logistics Solutions Ltd. 129,634$ 5,460,637$ Three months ended June 30,

8 Selected Balance Sheet and Cash Flow Data Net cash provided by operating activities 9,985,074$ 12,810,782$ used in investing ctivities (432,432) (40,634,87) et cash provided by financing activities (14,649, 74$ 32,161,158$ June 30, 2016 December 31, 2015 Current Assets Cash and cash equivalents 32,423,408$ 37,520,240$ Accounts receivable, net 14,480,516 19,617,943 Other current assets 13,655,869 12,173,223 Total current assets 60,559,793 69,311,406 Fixed assets, net 282,077,776 255,145,807 Investment in newbuildings in-process 8,848,000 42,505,783 Total assets 351,485,569$ 366,962,996$ Current liabilities Accounts payable, accrued expenses and other current liabilities 18,405,761$ 22,156,202$ Related party debt 10,976,423 13,321,419 Current portion long-term debt 20,091,616 19,499,262 Other current liabilities 16,974,382 17,173,620 Total current liabilties 66,448,182 72,150,503 Secured long-term debt, net 117,209,252 129,496,153 Total Pangaea Logistics Solutions Ltd. equity 109,812,889 108,212,525 Non-controlling interests 58,015,246 57,103,815 Total stockholders' equity 167,828,135 165,316,340 Total liabilities and stockholders' equity 351,485,569$ 366,962,996$